SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 28, 2005


                            EAGLE BULK SHIPPING INC.
           (Exact name of each Registrant as specified in its Charter)



      Marshall Islands                    000-51366              98-0453513
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)      (IRS employer
    of incorporation or                                     identification no.)
      organization)


           29 Broadway
         New York, New York                                    10006
----------------------------------------               ---------------------
(Address of principal executive offices)                     (Zip Code)



(Registrant's telephone number, including area code): (212) 785-2500

Item 7.01.        Regulation FD

On October 28, 2005, the Registrant issued a press release announcing the pricing of its follow-on offering. A copy of the press release is attached hereto as Exhibit 99.1.

Exhibit 99.1


               Eagle Bulk Shipping, Inc. Prices Follow-On Offering

New York, New York, October 28, 2005 - Eagle Bulk Shipping Inc. (Nasdaq: EGLE) today announced that its follow-on offering of 5,500,000 common shares has been priced at $14.50 per share. In addition, the Company has granted the underwriters an option to purchase up to an additional 500,000 common shares and a selling shareholder has granted the underwriters an option to purchase up to an additional 325,000 common shares at the offering price to cover over-allotments. UBS Investment Bank and Bear, Stearns & Co., Inc. act as joint bookrunning managers.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

When available, copies of the prospectus relating to the offering may be obtained from the offices of UBS Investment Bank at 299 Park Avenue, New York, New York 10171, Attention: Syndicate Desk and Bear, Stearns & Co. Inc. at 383 Madison Avenue, New York, New York 10179, Attention: Prospectus Department.

About Eagle Bulk Shiping Inc.
-----------------------------

Eagle Bulk Shipping Inc. is a Marshall Islands corporation headquartered in New York City that owns and operates Handymax dry bulk vessels, which are dry bulk vessels that range in size from 35,000 to 60,000 deadweight tons, or dwt, and that transports major and minor bulk cargoes, including iron ore, coal, grain, cement and fertilizer, along worldwide shipping routes. The Company currently owns and operates 12 Handymax dry bulk vessels and has agreed to purchase one additional Handymax dry bulk vessel.

Investor Contact                                        Media Contact
Alan Ginsberg                                           Jon Morgan
Chief Financial Officer                                 Kekst & Company
212-785-2500                                            212-521-4800

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


October 28, 2005
                                       Eagle Bulk Shipping Inc.



                                       By: /s/ Sophocles N. Zoullas
                                           --------------------------
                                               Sophocles N. Zoullas
                                           Chief Executive Officer and President












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